UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 21, 2010

Hudson's Grill International, Inc.
(Exact name of registrant as specified in its charter)

Texas	333-94797	75-2738727
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27 Chicora Ave, Toronto ON, M5R 1T7
(Address of Principal Executive Office) (Zip Code)

416--928-3095
(Registrant’s telephone number, including area code)

360 Main Street P.O. Box 393 Washington, VA 22747
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 21, 2010, our Board of Directors approved the termination of Whitley Penn, LLP (“WP”), as our independent registered public accounting firm.

Concurrent with this action, our Board of Directors appointed Stan J.H. Lee, CPA, (“SJHL”), as our new independent certified public accounting firm. SJHL is located at 2160 North Central Rd. Suite 203, Fort Lee, NJ 07024.

Our financial statements for the years ended December 31, 2008 and December 31, 2007 were audited by WP. WP’s report on our financial statements for the most recent fiscal year, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained a qualification opinion as to the Company’s ability to continue as a going concern. Such opinion stated that, the Company has suffered recurring losses and net cash outflows from operations since inception.

During the years ended December 31, 2008 and December 31, 2007 and through January 21, 2010, there were no disagreements with WP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Company has provided WP with a copy of this Form 8-K prior to its filing with the SEC and requested them to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of WP’s letter to the SEC, dated January 21, 2010.

During the period the Company engaged WP, neither the Company nor anyone on the Company's behalf consulted with SJHL regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized WP to respond fully to all inquiries of SJHL.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
16.1	Letter from WP dated January 21, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON’S GRILL
INTERNATIONAL, INC.
Date: January 21, 2010
	By:	/s/ David Roff
		Name:	David Roff
		Title:	President and Director